                                                                   EXHIBIT 10.25

                                                                  EXECUTION COPY



                                AMENDMENT NO. 4

         This Amendment No. 4 (the "Amendment"), dated as of May 14, 2003 among MediaNews Group, Inc. (the "Borrower"), the banks listed on the signature pages hereof (each a "Bank", and collectively, the "Banks") and The Bank of New York, as administrative agent (the "Administrative Agent"),

                                   WITNESSETH:

         WHEREAS, the Borrower, the banks party thereto, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Co-Documentation Agent are parties to the Credit Agreement dated as of May 12, 1999, as amended and restated as of January 2, 2001 (as further amended prior to the date hereof, the "Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement); and

         WHEREAS, the Borrower has requested that certain provisions of the Agreement be amended, all as more particularly set forth herein; and

         WHEREAS, such amendments and waivers shall be of benefit, either directly or indirectly, to the Borrower;

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendments. The Agreement shall be amended as provided in this
Section 1 with (i) the amendments set forth in subsections (a), (b), (f), (g),
(h), (j), (k), the amendment to the definition of "Commitment" contained in subsection (l), and the amendment to Annex A to the Agreement contained in subsection (m) becoming effective on the date hereof and (ii) all other amendments set forth in this Section 1 becoming effective upon and after the making of the Tranche B Term Loans hereinafter provided for:

         (a) Section 1.01 (Commitment to Lend) shall be amended by redesignating subsection (a) (Term Loans) as subsection (a)(i) and by adding the following at the end of such subsection:

               "(ii) Tranche B Term Loans. Upon the terms and subject to the conditions of this Agreement and Amendment No. 4, each Bank having a Tranche B Term Loan Commitment agrees to make, at any time from the Tranche B Commitment Effective Date up to and including June 30, 2003, a Tranche B Term Loan to the Borrower in an aggregate principal amount equal to such Bank's Tranche B Term Loan Commitment.

          The aggregate amount of the Tranche B Term Loan Commitments on the Tranche B Commitment Effective Date is $85,000,000.";

         (b) the following Section shall be added immediately after Section 1.02 (Manner of Borrowing of RC Loans):

         "Section 1.02A Manner of Borrowing of Tranche B Term Loans.


         The Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 10:00 a.m. (New York time) on, if the Tranche B Term Loans are to be Base Rate Loans, the Business Day before the requested date for the making of such Loans or, if the Tranche B Term Loans are to be Eurodollar Rate Loans, the third Eurodollar Business Day before the requested date for the making of such Loans. Such notice shall be in substantially the form of Schedule
1.02 and shall specify (i) the requested date for the making of the Tranche B Term Loans, which shall be, if the Tranche B Term Loans are to be Base Rate Loans, a Business Day or, if the Tranohe B Term Loans are to be Eurodollar Rate Loans, a Eurodollar Business Day, (ii) the Type of the Tranche B Term Loans and
(iii) the aggregate amount of the Tranche B Term Loans. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank having a Tranche B Term Loan Commitment of the contents thereof and of the amount and Type of the Tranche B Term Loan to be made by such Bank on the requested date specified therein.";

         (c) Section 1.05(a) (Repayment; Term Loans) shall be amended by adding the words "other than Tranche B Term Loans" after the words "Term Loans" in the first and sixth lines of such Section, and by adding the following sentence at the end of such Section:

               "The Tranche B Term Loan shall mature and become due and payable by the Borrower, and shall be repaid by the Borrower, on the Term Loan Maturity Date.";

         (d) Section 1.06(a) (Optional Prepayments) shall be amended by adding the words "(other than Tranche B Term Loans), Tranche B Term Loans" after the words "Term Loans" in clause (i) of such Section;

         (e) Section 1.06(b)(i) (Mandatory Prepayments) shall be amended by restating such Section to read in its entirety as follows:

               "The Borrower shall, on each date that a reduction in the aggregate amount of the RC Commitments is required to be made pursuant to Section 1.08(b)(ii) or (iii) (or would be so required if RC Commitments were in existence at such time), prepay the Term Loans in an aggregate amount equal to the excess, if any, of the applicable Net Proceeds (less the reinvested portion thereof, as provided in Section 1.08(b)(ii)) or Excess Net Proceeds referred to therein, as the case maybe, over the aggregate amount of the RC Commitments in effect immediately prior to such reduction thereof, such prepayment to be applied first to Term Loans that are not Tranche B Term Loans and, following the prepayment in full of all Term Loans that are not Tranche B Term Loans, then to the Tranche B Term Loans. Each such prepayment of the Term Loans that are not Tranche B Term Loans shall be applied to the remaining installments thereof pro rata in accordance with the relative amounts thereof.";

         (f) Section l.08(b)(i) (Mandatory Reductions of RC Commitments) shall be amended by restating such Section to read in its entirety as follows:

          "The aggregate amount of RC Commitments shall be automatically and permanently reduced by (A) $85,000,000 (subject to reduction as provided in Section 1.08(c)) on the Tranche B Commitment Effective Date, (B) an amount equal to the aggregate additional amount, if any, of the Tranche B Term Loan Commitments obtained after the Tranche B Commitment Effective Date (subject to reduction as provided in Section 1.08(c)) on the date of the making of the Tranche B Term Loans, (C) an amount equal to $25,000,000 minus the amount by which the aggregate principal amount of the Tranche B Term Loans exceeds $75,000,000 (subject to reduction as provided in Section 1.08(c)) on December 31, 2003 and (D) $25,000,000 (subject to reduction as provided in Section 1.08(c)) on the last day of each calendar quarter, commencing March 31, 2004.";

         (g) Section 4.04(a) (Use of Proceeds) shall be amended by deleting the first sentence thereof and replacing it with the following:

               "(a) Use the proceeds of the Loans (other than Tranche B Term Loans) (i) to fund the purchase price of the Salt Lake Acquisition and other acquisitions not prohibited hereby, (ii) to fund working capital requirements, (iii) to pay transaction costs in connection herewith and in connection with the Salt Lake Acquisition and (iv) for other general corporate purposes; (b) use the Tranche B Term Loans solely for the repayment of the Greenco Subordinated Debt and, to the extent of any proceeds of the Tranche B Term Loans in excess of the amount needed to repay the Greenco Subordinated Debt, to repay RC Loans; and (c) use the Letters of Credit only for the purpose specified in Section 1.03(c).";

         (h) Section 4.08 (Restricted Payments) shall be amended by restating clause (d) of such Section to read in its entirety as follows:

                    "consisting of (i) regularly scheduled payments of interest on the Greenco Note, but only to the extent required in accordance with the terms thereof to be made in cash and (ii) a payment to repay in full the Greenco Subordinated Debt, and";

     (i) Section 4.20 (Ratio of Consolidated Debt to Operating Cash Flow) shall be amended by restating clauses (a) through (h) thereof to read in their entirety as follows:

                    "(a) From the date of the making of the Tranche B Terms Loans through June 30, 2003:6.00:1;

                    (b) From July 1, 2003 through September 30, 2003:5.75:1;

                    (c) From October 1, 2003 through December 31, 2003:5.50:1;

                    (d) From January 1, 2004 through June 30, 2004:5.25:1; and

                    (e) From July 1, 2004 thereafter:4.75:l.";

     (j) Section 4.23 (Pro Fonna Debt Service Coverage) shall be amended by restating such Section in its entirety as follows:

                    "Permit the ratio of Operating Cash Flow to Pro Forma Debt Service determined as of the end of any fiscal quarter to be less than 1.25:1; provided, however, that from and after the date, if any, that the Borrower shall have consummated the purchase by it or any Restricted Subsidiary of all of the Capital Securities of York Newspaper Company not owned by the Borrower and its Restricted Subsidiaries as of the date of Amendment No. 4, the Borrower shall not permit the ratio of Operating Cash Flow to Pro Forma Debt Service determined as of the end of any fiscal quarter, commencing with the fiscal quarter in which such acquisition shall have occurred, to be less than 1.05:1.";

     (k) Section 11.01 (Defined Terms) of the Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:

"'Amendment No. 4' means Amendment No. 4 to this Agreement, dated as of May 14, 2003, among the Borrower, the Banks signatory thereto and the Administrative Agent."

"'Tranche B Commitment Effective Date' means the date of Amendment No. 4."

"'Tranche B Term Loan' means any amount advanced by a Bank pursuant to Section 1.01(a)(ii)."

"'Tranche B Term Loan Commitment' of any Bank means the amount set forth opposite such Bank's name under the heading Tranche B Term Loan Commitment on Annex A.";

     (1) Section 11.01 (Defined Terms) of the Agreement shall be further amended by restating the following defined terms so that each such term reads in its entirety as follows:

"'Base Rate Margin' means with respect to RC Loans or Term Loans that are Base Rate Loans outstanding on any day during each period beginning on the 45th day of each fiscal quarter and ending on the 45th day of the immediately succeeding fiscal quarter, such percentage as set forth in column A of the following table for RC Loans, column B of the following table for Term Loans (other than Tranche B Term Loans) and column C of the following table for Tranche B Term Loans, in each case opposite the applicable ratio of Consolidated Debt to Operating Cash Flow determined as of the end of the fiscal quarter immediately preceding such period:



                                                             Applicable Base
                                                               Rate Margin
                                             -----------------------------------------------
                                                 A                 B                  C
                                             --------          -----------        ----------
                                                               Term Loans
                                                               (other than
      Ratio of Consolidated                                    Tranche B           Tranche B
   Debt to Operating Cash Flow               RC LOANS          Term Loans)        Term Loans
   ---------------------------               --------          -----------        ----------
             6.00:1                            1.125%             1.125%              1.500%

   <6.00:1 but > or = 5.50:1                   0.875%             1.125%              1.500%


   <5.50:1 but > or = 5.00:l                   0.500%             0.875%              1.500%


   <5.00:1 but > or = 4.50:1                   0.250%             0.625%              1.250%


   <4.50:1 but > or = 4.00:1                   0.000%             0.375%              1.250%



           <4.00.1                             0.000%             0.250%              1.250%

          Notwithstanding the foregoing, if Indebtedness of the Borrower hereunder shall increase or decrease at any time during any such period (as the result of the borrowing of Loans, the drawing under Letters of Credit or the repayment of Loans or such drawings) by an amount sufficient to cause a change in the Base Rate Margin, such change in the Base Rate Margin shall take effect on the day of such increase or decrease in Indebtedness hereunder, as the case may be."

          "Commitment" means, with respect to any Bank, each Bank's Term Loan Commitment, Tranche B Term Loan Commitment and RC Commitment."

          "'Eurodollar Rate Margin" means, with respect to RC Loans or Term Loans that are Eurodollar Rate Loans outstanding on any day during any period beginning on the 45th day of each fiscal quarter and ending on the 45th day of the immediately succeeding fiscal quarter, such percentage as set forth in column A of the following table for RC Loans, column B of the following table for Term Loans (other than Tranche B Term Loans) and column C of the following table for Tranche B Term Loans, in each case opposite the applicable ratio of Consolidated Debt to Operating Cash Flow determined as of the end of the fiscal quarter immediately preceding such period:




                                              Applicable Eurodollar
                                                   Rate Margin
                                   --------------------------------------------
                                      A                  B               C
                                   --------         -----------      ----------
                                                    Term Loans
                                                    (other than
   Ratio of Consolidated                             Tranche B        Tranche B
Debt to Operating Cash Flow        RC Loans         Term Loans)      Term Loans
---------------------------        --------         -----------      ----------
          6.00:1                    2.375%            2.375%           2.750%

<6.00:1 but > or = 5.50:1           2.125%            2.375%           2.750%


<5.50:1 but > or = 5.00:1           1.750%            2.125%           2.750%


<5.00:1 but > or = 4.50:1           1.500%            1.875%           2.500%


<4.50:l but > 4.00:1                1.250%            1.625%           2.500%


        <4.00.1                     1.125%            1.500%           2.500%

          Notwithstanding the foregoing, if Indebtedness of the Borrower hereunder shall increase or decrease at any time during any such period (as the result of the borrowing of Loans, the drawing under Letters of Credit or the repayment of Loans or such drawings) by an amount sufficient to cause a change in the Eurodollar Rate Margin, such change in the Eurodollar Rate Margin shall take effect on the day of such increase or decrease in Indebtedness hereunder, as the case may be."; and

          (m) Annex A shall be amended by restating such Annex in its entirety as set forth on Annex A attached hereto.

                   2. Representations and Warranties. In order to induce the Banks to agree to the amendments set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

                   (a) As of the date first referenced above, no Default has occurred and is continuing or would exist immediately after giving effect to the amendments set forth herein or the borrowing of the Tranche B Term Loans and the repayment of the Greenco Subordinated Debt; and


                   (b) Each of the representations and warranties set forth in
          Article 3 of the Agreement are true and correct as though such representations and warranties were made at and as of the date hereof, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

                   3. Effectiveness. The amendments set forth in subsections
          (a), (b), (f), (g), (h), (j) and (k) of Section 1 hereof, the amendment to the definition of "Commitment" contained in Section 1(1) hereof and the amendment to Amex A to the Agreement contained in
          Section 1(m) hereof shall each become effective as of the date first referenced above on the date on which the Administrative Agent shall have received (a) from the Borrower payment in full of all costs and expenses payable at or prior to such time pursuant to Section 6 hereof, or arrangements satisfactory to the Administrative Agent with respect to the payment of such costs and expenses shall have been made, (b) a duly executed Note for each Bank, if any, that was not a party to the Agreement immediately prior to the date hereof and (c) the Administrative Agent shall have received this Amendment, executed and delivered by the Borrower, the Required Banks (excluding, for this purpose, the Tranche B Term Loan Commitments), each other Bank, if any, that is providing a Tranche B Term Loan Commitment, and the Administrative Agent.

         4. Joinder of Additional Banks. From the date hereof and until such time as the Borrower shall have given the Administrative Agent notice of borrowing of the Tranche B Term Loans pursuant to Section 1.02A of the Agreement as amended by this Amendment, additional banks may become a party to the Agreement and this Amendment for the purpose of providing additional Tranche B Term Loan Commitments by the execution and delivery to the Administrative Agent of a Joinder Agreement in the form of Exhibit A hereto (each a "Joinder Agreement"), pursuant to which such additional banks will become "Banks" hereunder and under the Agreement for the purpose of providing additional Tranche B Term Loan Commitments and, upon the execution and delivery by each such additional bank of a Joinder Agreement, Annex A to the Agreement as amended by this Amendment shall be deemed modified so as to include the Tranche B Term Loan Commitment and other details of such additional bank set forth on Appendix A of such additional bank's Joinder Agreement.

         5. Conditions to Tranche B Term Loans. The obligation of each Bank having a Tranche B Term Loan Commitment to make the Tranche B Term Loan requested to be made by it, is subject to the receipt by the Administrative Agent of (a) a certificate of the Secretary or an Assistant Secretary, dated the requested date for the making of the Tranche B Term Loans, substantially in the form of Schedule 2.01(a)(i) to the Agreement, and otherwise in form and substance reasonably satisfactory to the Administrative Agent, to which shall be attached copies of the resolutions and, if not previously delivered pursuant to the Agreement, by-laws referred to in such certificate, (b) if not previously delivered pursuant to the Agreement, a copy of the certificate of incorporation of each Loan Party, certified as of a recent date, by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, and
(c) an opinion of counsel for each Loan Party, dated the requested date for the making of the Tranche B Term Loans, in form and substance reasonably satisfactory to the Administrative Agent.

         6. Payment of Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Akin (Gump Strauss Hauer & Feld LLP, special counsel for the Administrative Agent.

         7. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

         8. Ratification. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

         9. Governing Law. The rights and duties of the Borrower, the Banks and the Administrative Agent under this Amendment shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         10. Reference to Agreement. From and after the date hereof, each reference in the Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Agreement as modified and amended by this Amendment.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                    MEDIANEWS GROUP, INC., as Borrower


                                    By: /s/ RONALD A. MAYO
                                       ----------------------------------
                                    Name:  Ronald A. Mayo
                                    Title: VP & Chief Financial Officer


                                    THE BANK OF NEW YORK,
                                    as Administrative Agent and as a Bank


                                    By: /s/ CYNTHIA L. ROGERS
                                       ----------------------------------
                                    Name:  Cynthia L. Rogers
                                    Title: Vice President

                                    BANK OF AMERICA, N.,A., formerly,
                                    BANK OF AMERICA NT & SA,
                                         as Syndication Agent and as a Bank


                                    By: /s/ DERRICK C. BELL
                                       -----------------------------------
                                    Name:  Derrick C. Bell
                                    Title: Principal

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION f/k/a First Union National
                                    Bank
                                     as Documentation Agent and as a Bank



                                    By: /s/ BRUCE W. LOFTIN
                                       -----------------------------------
                                    Name:   Bruce W. Loftin
                                    Title:  Managing Director

                                    FLEET NATIONAL BANK
                                      as Co-Documentation Agent and as a Bank


                                    By:  /s/ SRBUI SEFERIAN
                                        ----------------------------------------
                                    Name:   Srbui Seferian
                                    Title:  Vice President


                                    DEUTSCHE BANK TRUST COMPANY AMERICAS (FKA
                                    BANKERS TRUST COMPANY),
                                      as a Bank

                                    By:  /s/ SUSAN L. LEFEVRE
                                        ----------------------------------------
                                    Name:   Susan L. LeFevre
                                    Title:  Director


                                    CIBC INC.,
                                      as a Bank

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE,
                                      as a Bank

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank

                                    By: /s/ ATTILA KOC
                                       ---------------------------------------
                                    Name:  Attila Koc
                                    Title: Senior Vice President

                                    KEY CORPORATE CAPITAL INC.,
                                      as a Bank

                                    By: /s/ JASON R. WEAVER
                                       ----------------------------------------
                                    Name:  Jason R. Weaver
                                    Title: Senior Vice President


                                    MELLON BANK, N.A.,
                                    as a Bank

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    WELLS FARGO BANK, N.A.,
                                      as a Bank

                                    By: /s/ CATHERINE M. JONES
                                       ----------------------------------------
                                    Name:  Catherine M. Jones
                                    Title: Vice President

                                    CITIZENS BANK OF MASSACHUSETTS,
                                      as a Bank


                                    By:   /s/ JOANNE P. O'KEEFFE
                                       ----------------------------------------
                                    Name:  Joanne P. O'Keeffe
                                    Title: Vice President



                                    DAI-ICHI KANGYO BANK, LTD.,
                                      as a Bank


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    THE BANK OF NOVA SCOTIA,
                                      as a Bank

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    BALLYROCK CDI,
                                      as a Bank

                                    By:  Ballyrock Investment Advisors LLC, as
                                      Collateral Manager

                                    By:  /s/ LISA RYMUT
                                       ----------------------------------------
                                    Name:  Lisa Rymut
                                    Title: Assistant Treasurer

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                         as a Bank

                                    By:  /s/ PATRICIA TESSIER
                                       ----------------------------------------
                                    Name:  Patricia Tessier
                                    Title: Authorized Signatory

                                    NUVEEN SENIOR INCOME FUND,
                                         as a Bank

                                    By: Nuveen Senior Loan Asset
                                    Management Inc.



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    HAMILTON FLOATING RATE FUND
                                    LLC,
                                      as a Bank

                                    By: /s/ DEAN STEPHAN
                                       ----------------------------------------
                                    Name:  Dean Stephan
                                    Title: Managing Director


                                                                                                                Annex A

Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
THE BANK OF NEW YORK                                  $30,285,714.29             $15,000,000                  $15,000,000

Domestic Lending Office:

One Wall Street, 16th Floor
New York, New York 10286

Eurodollar Lending Office:

One Wall Street, 16th Floor
New York, New York 10286

Notice Address:

One Wall Street
New York, New York 10286

Telecopier No.: (212) 635-8593 or 8595
Telephone No.:  (212) 635-8609
Attention: John R. Ciulla, Vice President

BANK OF AMERICA, N.A                                  $30,285,714.29             $ 5,000,000                  $10,000,000

Domestic Lending Office:

1850 Gateway Blvd. 5th Floor
Concord, California 94520

Eurodollar Lending Office:

1850 Gateway Blvd. 5th Floor
Concord, California 94520

Notice Address:

1850 Gateway Blvd. 5th Floor
Concord, California 94520



Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
Telecopier No.: (888) 969-9281
Telephone No.:  (925) 675-7478
Attention: George Hausler

WACHOVIA BANK NATIONAL                                $32,178,571.43              $22,500,000
ASSOCIATION f/k/a First Union
National Bank

Domestic Lending Office:

NC 0760
Wachovia Bank, National Association
f/k/a First Union National Bank
301 South College Street
Charlotte, North Carolina 28288-0760

Eurodollar Lending Office;

NC 0760
Wachovia Bank, National Association
f/k/a First Union National Bank
301 South College Street
Charlotte, North Carolina 28288-0760

Notice Address:

NC 0760
Wachovia Bank, National Association
f/k/a First Union National Bank
301 South College Street
Charlotte, North Carolina 28288-0760

Telecopier No.: (704) 383-1625
Telephone No.:  (704) 383-7818
Attention: Bruce Loftin


FLEET NATIONAL BANK                                   $24,607,142.86              $15,000,000                    $15,000,000

Domestic Lending Office:

100 Federal Street
Mailstop: MA/DE/10009D
Boston, Massachusetts 02110



Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
Eurodollar Lending Office:

100 Federal Street
Mailstop: MA/DE/10009D
Boston, Massachusetts 02110

Notice Address:

100 Federal Street
Mailstop: MA/DE/I0009D
Boston, Massachusetts 02110

Telecopier No.: (617) 434-8306
Telephone No.:  (617) 434-8426
Attention:  Bradley K. Rousseau

DEUTSCHE BANK TRUST                                   $18,928,571.43             $17,500,000                    $5,357,143
COMPANY AMERICAS (fka Bankers
Trust Company)

Domestic Lending Office:

Deutsche Bank (fka Bankers Trust
Company)
One Bankers Trust Plaza
130 Liberty Street, 27th Floor
New York, New York 10006

Eurodollar Lending Office:

Deutsche Bank (fka Bankers Trust
Company)
One Bankers Trust Plaza
130 Liberty Street, 27th Floor
New York, New York 10006

Notice Address:



Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
Deutsche Bank (fka Bankers Trust
Company)
One Bankers Trust Plaza
130 Liberty Street, 27th Floor
New York, New York 10006

Telecopier No.: (646) 324-7456
Telephone No.:  (646) 324-2207
Attention:  Susan LeFevre

CIBC INC.                                            $18,928,571.43

Domestic Lending Office:

425 Lexington Avenue
New York, New York 10017

Eurodollar Lending Office:

425 Lexington Avenue
New York, New York 10017

Notice Address:

425 Lexington Avenue
New York, New York 10017

Telecopier No.: (212) 856-3898
Telephone No.:  (212) 856-6567
Attention:   Joan Griffin

CANADIAN IMPERIAL BANK OF                             $ 7,571,428.57
COMMERCE

Domestic Lending Office:

425 Lexington Avenue
New York, New York 10017

Eurodollar Lending Office:

425 Lexington Avenue
New York, New York 10017



Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
Notice Address:

425 Lexington Avenue
New York, New York 10017

Telecopier No.: (212) 856-3898
Telephone No.: (212) 856-6567
Attention: Joan Griffin

CREDIT LYONNAIS NEW YORK                              $18,928,571.43             $10,000,000
BRANCH

Domestic Lending Office:

2200 Ross Avenue, Suite 4400 West
Dallas, Texas 75201

Eurodollar Lending Office:

2200 Ross Avenue, Suite 4400 West
Dallas, Texas 75201

Notice Address:

2200 Ross Avenue, Suite 4400 West
Dallas, Texas 75201

Telecopier No.: (214) 220-2323
Telephone No.: (214) 220-2333
Attention: Robert L. Nelson

KEY CORPORATE CAPITAL INC.                            $18,928,571.43             $15,000,000                   $10,000,000

Domestic Lending Office:

Mail Code: 0H-01-27-0602
127 Public Square
Cleveland, Ohio 44114

Eurodollar Lending Office:

Mail Code: 0H-01-27-0602



Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
127 Public Square
Cleveland, Ohio 44114

Notice Address:

Mail Code: 0H-01-27-0602
127 Public Square
Cleveland, Ohio 44114

Telecopier No.: (216) 689-4666
Telephone No.:  (216) 689-4447
Attention:  Laura Finlin

MELLON BANK, N.A.                                     $18,928,571.43

Domestic Lending Office:

One Mellon Bank Center, Room 4440
Pittsburgh, Pennsylvania 15258-0001

Eurodollar Lending Office:

One Mellon Bank Center, Room 4440
Pittsburgh, Pennsylvania 15258-0001

Notice Address:

One Mellon Bank Center, Room 4440
Pittsburgh, Pennsylvania 15258-0001

Telecopier No.: (412) 234-6375
Telephone No.:  (412) 234-6460
Attention:  Raghu Reddy

WELLS FARGO BANK N.A.                                 $18,928,571.43                                         $10,642,857

Domestic Lending Office:

MAC C7301-037
1740 Broadway
Denver, Colorado 80274

Eurodollar Lending Office:



Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
MAC C7301-037
1740 Broadway
Denver, Colorado 80274

Notice Address:

MAC C7301-037
1740 Broadway
Denver, Colorado 80274

Telecopier No.: (303) 863-5276
Telephone No.:  (303) 863-5070
Attention:  Catherine M. Jones

CITIZENS BANK OF                                      $11,357,142.86             $10,000,000                 $10,000,000
MASSACHUSETTS

Domestic Lending Office:

28 State Street, 15th Floor
Boston, Massachusetts 02109

Eurodollar Lending Office:

28 State Street, 15th Floor
Boston, Massachusetts 02109

Notice Address:

28 State Street, 15th Floor
Boston, Massachusetts 02109

Telecopier No.: (617) 227-2035
Telephone No.:  (617) 994-7302
Attention:  Joanne P. O'Keeffe

DAI-ICHI KANGYO BANK, LTD.

Domestic Lending Office:

Mizuho Corporate Bank, Ltd. (address)                 $ 7,571,428.57             $15,000,000



Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
Eurodollar Lending Office:

Mizuho Corporate Bank, Ltd. (address)

Notice Address:

Mizuho Corporate Bank, Ltd. (address)

Telecopier No.: (212) 466-3348
Telephone No.:  (212) 488-0571
Attention:  Daniel Guevara

THE BANK OF NOVA SCOTIA                                 $7,571,428.57            $15,000,000

Domestic Lending Office:

One Liberty Plaza
New York, New York 10006
Eurodollar Lending Office:

One Liberty Plaza
New York, New York 10006

Notice Address:

One Liberty Plaza
New York, New York 10006

Telecopier No.: (212) 225-5090
Telephone No.:  (212) 225-5230
Attention:  John Silsby

BALLYROCK CDO I                                                                  $ 5,000,000

Domestic Lending Office:

Fidelity Investments
82 Devonshire Street - E2OE
Boston, Massachusetts 02109

Eurodollar Lending Office:

Fidelity Investments


Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
82 Devonshire Street -- E20E
Boston, Massachusetts 02109

Notice Address:

Fidelity Investments
82 Devonshire Street -- E20E
Boston, Massachusetts 02109

Telecopier No.: (617) 476-5174
Telephone No.:  (617) 392-8134
Attention:   Lisa Rymut

GOLDMAN SACHS CREDIT PARTNERS L.P.                                                                              $4,000,000

Domestic Lending Office:

c/o Goldman, Sachs & Co.
85 Broad Street -- 6th Floor
New York, New York 10004

Eurodollar Lending Office:

c/o Goldman, Sachs & Co.
85 Broad Street -- 6th Floor
New York, New York 10004

Notice Address:

c/o Goldman, Sachs & Co.
85 Broad Street -- 6th Floor
New York, New York 10004

Telecopier No.: (212) 428-1243
Telephone No.:  (212) 357-7570
Attention:      Philip F. Green
                Andrew Caditz
                (Tel: (212) 357-6240)
                Barbara Aaron
                (Tel: (212) 357-3111)


Banks, Lending Offices and                                                       Term Loan                  Tranche B Term
Notice Addresses                                     RC Commitment              Commitment                 Loan Commitment
--------------------------                           --------------             -----------                ---------------
NUVEEN SENIOR INCOME FUND                                                        $5,000,000

Domestic Lending Office;

International Fund Administration, Inc.
180 Grand Avenue-- Suite 1535
Oakland, California 94612

Eurodollar Lending Office:

International Fund Administration, Inc.
180 Grand Avenue -- Suite 1535
Oakland, California 94612

Notice Address:

International Fund Administration, Inc.
180 Grand Avenue -- Suite 1535
Oakland, California 94612

Telecopier No.: (510) 873-0848
Telephone No.:  (510) 835-3360
Attention:      Van Dao

HAMILTON FLOATING RATE                                                                                         $5,000,000
FUND LLC

Domestic Lending Office:

One Wall Street,
New York, New York 10286

Eurodollar Lending Office:

One Wall Street,
New York, New York 10286

Notice Address:

One Wall Street,
New York, New York 10286


Banks, Lending Offices and                                                        Term Loan                  Tranche B Term
Notice Addresses                                      RC Commitment              Commitment                 Loan Commitment
--------------------------                            --------------             -----------                ---------------
Telecopier No.: (212) 635-7388
Telephone No.:  (212) 635-8268
Attention: Dean Stephan

                                                                       EXHIBIT A




                           [Form of Joinder Agreement]



                                JOINDER AGREEMENT

                  This Joinder Agreement (the "Joinder Agreement"), dated as of_____________, 200__ by _____________, a ____________ corporation (the
"Additional Bank"), in favor of the parties to the Credit Agreement, dated as of May 12, 1999, as amended and restated as of January 2, 2001 (as further amended prior to the date hereof, the "Credit Agreement") among MediaNews Group, Inc., the Banks, the Syndication Agent, the Documentation Agent, the Co-Documentation Agent and the Administrative Agent (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement),

                  Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Joinder to Agreements. Effective upon the execution and delivery hereof, the Additional Bank hereby agrees that it shall become a "Bank" under and for all purposes of the Credit Agreement and the other Loan Documents with all the rights and obligations of a Bank thereunder. The Additional Bank's Lending Office and notice address and Tranche B Term Loan Commitment are set forth on Appendix A hereto.

                  IN WITNESS WHEREOF, the Additional Bank has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

                                        [ADDITIONAL BANK]


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

Accepted and agreed:

THE BANK OF NEW YORK
as Administrative Agent

By:
   ---------------------------------
   Name:
   Title:

                         Appendix A to Joinder Agreement

Lending Office and Notice Address             Tranche B Term Loan Commitment
---------------------------------             ------------------------------